EXHIBIT 32


              CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63
                      OF TITLE 18 OF THE UNITED STATES CODE

                             as adopted pursuant to

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     I, Anthony F. Ciali, the chief executive officer of Can-Cal Resources Ltd., certify that (i) the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, as filed by the Company with the Securities and Exchange Commission, to which this Certification is an Exhibit, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and (ii) the information contained in the Form 10-KSB financial statements fairly presents, in all material respects, the financial condition and results of operations of Can-Cal Resources Ltd.



                                                   /s/  Anthony F. Ciali
                                                 -------------------------------
                                                 ANTHONY F. CIALI,
                                                 Chief Executive Officer
                                                 Date:  April 4, 2005


This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 has been provided to Can-Cal Resources Ltd. and will be retained by Can-Cal Resources Ltd. and furnished to the Securities and Exchange Commission or its staff upon request.

















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




              CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63
                      OF TITLE 18 OF THE UNITED STATES CODE

                             as adopted pursuant to

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     I, Ronald D. Sloan, the chief financial officer of Can-Cal Resources Ltd., certify that (i) the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, as filed by the Company with the Securities and Exchange Commission, to which this Certification is an Exhibit, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and (ii) the information contained in the Form 10-KSB financial statements fairly presents, in all material respects, the financial condition and results of operations of Can-Cal Resources Ltd.



                                                  /s/  Ronald D. Sloan
                                                --------------------------------
                                                RONALD D. SLOAN,
                                                Chief Financial Officer
                                                Date:  April 4, 2005


This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 has been provided to Can-Cal Resources Ltd. and will be retained by Can-Cal Resources Ltd. and furnished to the Securities and Exchange Commission or its staff upon request.











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